                                                                    EXHIBIT 23.5


                                  Consent of
                Person Named as about to Become a Director of
                          Miller Exploration Company


        In conformity with Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to be named in the Registration Statement on Form S-1 to be filed by Miller Exploration Company (the "Company") with the Securities and Exchange Commission as a person about to become a director of the Company.


Date: November 12, 1997

                                               /s/ Frank M. Burke, Jr.
                                             --------------------------------
                                                 Frank M. Burke, Jr.

                                  Consent of
                 Person Named as about to Become a Director of
                          Miller Exploration Company


        In conformity with Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to be named in the Registration Statement on Form S-1 to be filed by Miller Exploration Company (the "Company") with the Securities and Exchange Commission as a person about to become a director of the Company.


Date: November 12, 1997

                                                   /s/ Dan A. Hughes, Jr.
                                                   -----------------------------
                                                   Dan A. Hughes, Jr.

                                  Consent of
                 Person Named as about to Become a Director of
                          Miller Exploration Company


         In conformity with Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to be named in the Registration Statement on Form S-1 to be filed by Miller Exploration Company (the "Company") with the Securities and Exchange Commission as a person about to become a director of the Company.


Date:  November 12, 1997


                                        /s/ William McManemin
                                        ------------------------------------
                                        William McManemin